SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39467	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	USAP	The Nasdaq Stock Market, LLC
Preferred Stock Purchase Rights	—	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Universal Stainless & Alloy Products, Inc. (the “Company”) held on May 5, 2021, the Company’s stockholders approved the Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) and the Universal Stainless & Alloy Products, Inc. Amended and Restated 1996 Employee Stock Purchase Plan (the “1996 Plan”). The 2017 Plan and the 1996 Plan were approved by the Company’s Board of Directors on March 26, 2021, subject to stockholder approval at the Annual Meeting.

Summaries of the 2017 Plan and the 1996 Plan were included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2021 (the “Proxy Statement”) and are incorporated herein by reference. The foregoing summaries of the 2017 Plan and the 1996 Plan are qualified in their entirety by the full text of the 2017 Plan appearing as Exhibit 10.1 to this Current Report on Form 8-K and the full text of the 1996 Plan appearing as Exhibit 10.2 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2021, the Company held the Annual Meeting. Below are the voting results for each matter submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Oates	5,403,119	242,300	1,333,354
Christopher L. Ayers	5,014,342	631,077	1,333,354
Judith L. Bacchus	5,250,388	395,031	1,333,354
M. David Kornblatt	5,265,564	379,855	1,333,354
Udi Toledano	4,879,125	766,294	1,333,354

2.	Advisory, non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,234,269	395,441	15,709	1,333,354

3.	Advisory, non-binding resolution to ratify the Company’s Tax Benefits Preservation Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,430,740	1,202,162	12,517	1,333,354

4.	Approval of the Amended and Restated Universal Stainless & Alloy Products, Inc. 2017 Equity Incentive Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,029,230	601,262	14,927	1,333,354

5.	Approval of the Amended and Restated Universal Stainless & Alloy Products, Inc. 1996 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,517,290	85,809	42,320	1,333,354

6.	Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accountants for 2021:

FOR	AGAINST	ABSTENTIONS
6,732,644	233,502	12,627

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan.

10.2	Universal Stainless & Alloy Products, Inc. Amended and Restated 1996 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ John J. Arminas
John J. Arminas
Vice President, General Counsel and Secretary

Dated: May 6, 2020